                                                                    EXHIBIT 10.3

                              AMENDED AND RESTATED
                                  SECURED NOTE

$3,490,000.00                   Chicago, Illinois                 March 31, 2001

         FOR VALUE RECEIVED, the undersigned KENNY INDUSTRIAL SERVICES, L.L.C., a Delaware limited liability company ("Borrower"), promises to pay to the order of ATNAM ENTERPRISES, INC., an Illinois corporation ("Lender"), the principal sum of Three Million Four Hundred Ninety Thousand and 00/100 Dollars ($3,490,000.00) (the "Principal"), with interest thereon at the rates hereinafter set forth. Payments of principal and interest shall be payable on the last day of each month (the "Payment Date"), beginning as of March 31, 2001, and shall be made in 48 equal monthly amounts of $80,372.23. This Amended and Restated Secured Note (the "Note") shall be in substitution for and replacement of that certain Secured Note, dated November 30, 1998, executed by Borrower in favor of Lender in the principal amount of $3,000,000 (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness and nothing contained herein shall be deemed to constitute payment, settlement, or a novation of the Original Note, or release or otherwise adversely affect any lien or security interest securing such indebtedness.

         The final payment of all then outstanding principal and interest shall be due on February 28, 2006. Borrower's obligations under this Note shall be referred to herein as "Borrower's Liabilities."

         Borrower may prepay all or part of the principal, together with accrued interest on the amount so prepaid, without penalty during the term of this Note. Time is of the essence of this Note and each of the provisions hereof.

         Borrower's Liabilities unpaid from time to time shall bear interest (computed on the basis of a 360 day year and actual days elapsed) from the date hereof until paid at a per annum rate at all times equal to five percent (5.0%). All interest shall be paid with the principal as described above.

         This Note amends and restates the Original Note required under that certain Asset Purchase and Agreement ("Purchase Agreement") dated as of November 25, 1998, among the undersigned, Lender and U.S. Industrial Services, Inc. Borrower's Liabilities are secured by the liens granted to Lender by Borrower under that certain Security Agreement ("Security Agreement"), and that certain Mortgage, in each case dated as of the date hereof and made by Borrower in favor of Lender. Upon the occurrence of an Event of Default (as defined in the Security Agreement) or a default under the Mortgage, this Note may be declared to be, or be and become, due prior to its expressed maturity all in the events, under the terms and with the effects provided in the Security Agreement and/or the Mortgage. The Borrower hereby acknowledges that it does not, pursuant to the Purchase Agreement or otherwise, have any right to offset payments owed to Lender under this Note.

         In the event that Lender does not receive any payment required by this Note within 5 days of its due date, interest on the unpaid principal balance shall accrue at a rate of four percent (4.0%) per annum in excess of the highest interest rate stated above until such default is waived or cured.

         If any payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date of such payment shall be extended to the next business day. If the date for payment of principal is thereby extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         The acceptance by Lender of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment thereof. Lender's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default shall not suspend, waive or affect any other Event of Default. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

         In addition to principal and interest, Lender shall be entitled to collect all costs, including, but not limited to, all costs of collection and reasonable attorneys' fees incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection or enforcement efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand.

         If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

         This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

         No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

         This Note shall be binding upon the Borrower and its successors and permitted assigns and inure to the benefit of Lender and its successors and assigns.

         TO INDUCE LENDER TO ACCEPT INTO THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE

ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE AND ANY DOCUMENT RELATED THERETO IN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND HEREBY WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

                                            BORROWER:

                                            KENNY INDUSTRIAL SERVICES, L.L.C.


                                            By: /s/ MIKE ROTHMAN
                                               ---------------------------------
                                            Name: Mike Rothman
                                                 -------------------------------
                                            Title: CEO
                                                  ------------------------------



Agreed to and accepted
effective as of March 31, 2001

ATNAM ENTERPRISES, INC.


By: /s/ FRANK J. FRADELLA
   ----------------------------------
Name: Frank J. Fradella
     --------------------------------
Title: Authorized Representative
      -------------------------------

                              AMENDED AND RESTATED
                                  SECURED NOTE

$1,000,000.00                 Chicago, Illinois                   March 31, 2001

         FOR VALUE RECEIVED, the undersigned KENNY INDUSTRIAL SERVICES, L.L.C., a Delaware limited liability company ("Borrower"), promises to pay to the order of ATNAM ENTERPRISES, INC., an Illinois corporation ("Lender"), the principal sum of One Million and 00/100 Dollars ($1,000,000.00) (the "Principal"), with interest thereon at the rates hereinafter set forth. Payments of interest shall be payable on the last day of each month (the "Payment Date"), beginning as of March 31, 2001, and shall be made in forty-eight equal monthly payments of $4,166.67. Payments of principal and interest shall be payable on the Payment Date, beginning as of March 31, 2005, and shall be made in twelve equal monthly amounts of $85,607.48; provided that the Borrower has not exercised its right of set off as described below. This Amended and Restated Secured Note (the "Note") shall be in substitution for and replacement of that certain Secured Note, dated November 30, 1998, executed by Borrower in favor of Lender, dated November 30, 1998, in the principal amount of $1,000,000 (the "Original Note"). The indebtedness evidenced by the Original Note is continuing indebtedness and nothing contained herein shall be deemed to constitute payment, settlement, or a novation of the Original Note, or release or otherwise adversely affect any lien or security interest securing such indebtedness.

         The final payment of all then outstanding principal and interest shall be due on February 28, 2006. Borrower's obligations under this Note shall be referred to herein as "Borrower's Liabilities."

         Borrower may prepay all or part of the principal, together with accrued interest on the amount so prepaid, without penalty during the term of this Note. Time is of the essence of this Note and each of the provisions hereof.

         Borrower's Liabilities unpaid from time to time shall bear interest (computed on the basis of a 360 day year and actual days elapsed) from the date hereof until paid at a per annum rate at all times equal to five percent (5.0%). All interest shall be paid with the principal as described above.

         This Note amends and restates the Original Note required under that certain Asset Purchase and Agreement ("Purchase Agreement") dated as of November 25, 1998, among the undersigned, Lender and U.S. Industrial Services, Inc. Borrower's Liabilities are secured by the liens granted to Lender by Borrower under that certain Security Agreement ("Security Agreement"), and that certain Mortgage, in each case dated as of the date hereof and made by Borrower in favor of Lender. Upon the occurrence of an Event of Default (as defined in the Security Agreement) or a default under the Mortgage, this Note may be declared to be, or be and become, due prior to its expressed maturity all in the events, under the terms and with the effects provided in the Security Agreement and/or the Mortgage.

         Notwithstanding anything to the contrary contained in Section 8(f) of the Purchase Agreement, Borrower shall be entitled to recoup or set off up to one million dollars of its claims for indemnification for any Adverse Consequences (as defined in the Purchase Agreement) for which the Borrower is entitled to receive indemnification from Lender under the Purchase Agreement against principal or interest owing hereunder by Borrower to Lender; provided, however that Borrower shall not recoup or set off any amounts until (i) December 1, 2004, and (ii) after all other potential remedies of the Borrower, including insurance, have been pursued in good faith by the Borrower. Borrower hereby acknowledges that Lender is relying on such limited waiver described above in agreeing to amend and restate the Original Note identified above.

         In the event that Lender does not receive any payment required by this Note within 5 days of its due date, interest on the unpaid principal balance shall accrue at a rate of four percent (4.0%) per annum in excess of the highest interest rate stated above until such default is waived or cured.

         If any payment becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the State of Illinois, the due date of such payment shall be extended to the next business day. If the date for payment of principal is thereby extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

         The acceptance by Lender of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom, or waive any rights of Lender to enforce prompt payment thereof. Lender's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default shall not suspend, waive or affect any other Event of Default. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

         In addition to principal and interest, Lender shall be entitled to collect all costs, including, but not limited to, all costs of collection and reasonable attorneys' fees incurred in connection with the protection or realization of collateral or in connection with any of Lender's collection or enforcement efforts, whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand.

         If any provision of this Note or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

         This Note shall be governed and controlled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects.

         No modification, waiver, estoppel, amendment, discharge or change of this Note or any related instrument shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment, discharge or change is sought.

         This Note shall be binding upon the Borrower and its successors and permitted assigns and inure to the benefit of Lender and its successors and assigns.

         TO INDUCE LENDER TO ACCEPT INTO THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE AND ANY DOCUMENT RELATED THERETO IN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND HEREBY WAIVES ANY OBJECTION IT MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

                                             BORROWER:

                                             KENNY INDUSTRIAL SERVICES, L.L.C.


                                             By:  /s/ MIKE ROTHMAN
                                                 -------------------------------
                                             Name:  Mike Rothman
                                                   -----------------------------
                                             Title:  CEO, Kenny Industrial
                                                     Services
                                                    ----------------------------


Agreed to and accepted
effective as of March 31, 2001

ATNAM ENTERPRISES, INC.


By: /s/ FRANK J. FRADELLA
   ------------------------------
Name: Frank J. Fradella
     ----------------------------
Title: Authorized Representative
      ---------------------------


                                      -3-